Dividends	12 Months Ended
Dec. 31, 2022
Dividend [Abstract]
Dividends

27. Dividends

On June 1, 2022 Stevanato Group shareholders approved the distribution of EUR 13,500 thousand in dividends (EUR 0.051 per common share) in part from the net profits realized in the previous financial year and in part from "other reserves".

On January 20, 2021 Stevanato Group shareholders' meeting approved the distribution of EUR 11,200 thousand dividends (EUR 0.63 thousand per common share) from “other reserves”.